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Wall Street Journal Op-Ed—FINAL

Houston CCS Innovation Zone

April 19, 2021

As President Biden convenes the virtual Leaders Summit on Climate later this month, America has a unique opportunity to spearhead a breakthrough approach to reducing carbon emissions. About 80% of the world’s energy-related carbon emissions come from three critical sectors of the economy: power generation, commercial transportation and industrial manufacturing. Meaningful progress toward achieving the world’s climate goals requires emission reductions from these sectors.

One of the proven technologies available that could play a major role is carbon capture and storage, or CCS, the process of sequestering industrial emissions and safely storing them permanently underground. CCS also promises the potential to reduce carbon emissions significantly at a cost competitive to other solutions, especially for the manufacturing sector.

For the past three years at ExxonMobil we have been studying the concept of creating multiuser CCS “hubs” in industrial areas. They would be located near safe geologic storage sites. A CCS Innovation Zone would bring together government incentives and private-sector investment.

The heavy-industry area of the Houston Ship Channel on the Gulf Coast of Texas is an ideal location to apply this concept. This area houses one of the country’s largest sources of industrial emissions and is close to the Gulf of Mexico’s vast subsurface storage potential, where the CO2 would be permanently stored in the pore space of the rocks, thousands of feet below the seafloor.

Based on Energy Department numbers, we estimate there is adequate capacity along the Gulf Coast to store around 500 billion metric tons of CO2. We further estimate that the Houston concept has the potential to store up to 100 million metric tons of carbon a year by 2040. The project could help the city of Houston achieve its goal of becoming carbon-neutral by 2050.

The Houston CCS Innovation Zone concept would require the “whole of government” approach to the climate challenge that President Biden has championed. Based on our experience with projects of this scale, we estimate the approach could generate tens of thousands of new jobs needed to make and install the equipment to capture the CO2 and transport it via a pipeline for storage. Such a project would also protect thousands of existing jobs in industries seeking to reduce emissions. In short, large-scale CCS would reduce emissions while protecting the economy.

Government’s role would be to put in place a stable regulatory and legal environment and enable CCS to receive private investment and government incentives directly. Establishing a price on carbon would also provide the market certainty required to enable businesses to generate returns on carbon-reducing investments.

The lessons and knowledge gained in Houston could be applied to other parts of the country with similar industrial concentrations, including the Midwest and elsewhere along the Gulf Coast.

As the world’s leader in CCS, with about 40% of the total anthropogenic CO2 captured to date and multiple CCS projects underway around the world, ExxonMobil is eager to play our part to advance this promising concept. CCS would bring us closer to the lower-carbon future we all seek.

Mr. Woods is ExxonMobil’s chairman and CEO. Mr. Blommaert is president of ExxonMobil Low Carbon Solutions.

Inside ExxonMobil

April 19, 2021

ExxonMobil envisions bold new idea: a Houston Ship Channel CCS Hub

A big idea for lower carbon: ExxonMobil’s new Low Carbon Solutions business is thinking big when it comes to capturing carbon. We have developed a concept that could effectively decarbonize the heavy industry area in and around the Houston Ship Channel with a large-scale carbon capture and storage (CCS) project.

We are proposing the concept of a CCS Innovation Zone, which would bring together a wide variety of public and private stakeholders to identify and accelerate funding sources, policy and regulatory requirements, and other needs to enable project success. And we think Houston is an ideal place to do it.

Say what? “A CCS Innovation Zone would bring together government incentives and private-sector investment,” Chairman and CEO Darren Woods and Low Carbon Solutions President Joe Blommaert wrote in an op-ed published today in The Wall Street Journal. “The heavy-industry area of the Houston Ship Channel on the Gulf Coast of Texas is an ideal location to apply this concept.”

Why start with Houston? Houston is often referred to as the Energy Capital of the World, and a concept like this one could position the city as leading the way toward a lower-carbon energy future.

Logistically, Houston is a prime location because there are many large, stationary emissions sources, and it’s near huge geologic formations that could safely sequester CO2 deep underneath the Gulf of Mexico. The U.S. Department of Energy estimates the storage capacity along the U.S. Gulf Coast is large enough to store about 500 billion metric tons of CO2, safely and permanently. Our estimates suggest this is equivalent to more than 130 years of industrial and power generation emissions in the U.S., based on 2018 numbers. This concept could help support the City of Houston’s climate ambitions to become a leader in CCS innovation and reduce its greenhouse gas emissions to be carbon neutral by 2050.

The lessons learned in Houston could ultimately be replicated in other areas of the country with similar conditions, such as in the Midwest or elsewhere along the U.S. Gulf Coast.

Put it in context: The concept is potentially game changing for deployment of CCS and could drastically accelerate U.S. emission-reduction efforts. Early projections indicate that infrastructure could be built to safely capture and permanently store about 50 million metric tons of CO2 annually by 2030, and double that by 2040. Capturing 100 million metric tons of CO2 is roughly equivalent to taking 20 million cars off the road.

Why a CCS Innovation Zone? As the leader in carbon capture and storage, ExxonMobil has studied the concept and feasibility of creating multi-user CCS “hubs” in major industrial areas that are near safe and available CO2 storage sites. Our assessment has shown a project of this size could significantly reduce emissions at a lower cost to society than many other widely available technologies.

As Darren Woods recently presented in his employee forum, experts, including the International Energy Agency (IEA) and the Intergovernmental Panel on Climate Change (IPCC), agree with us that CCS is one of the critical technologies required to meet society’s ambitions of a lower-carbon future.

Inside ExxonMobil

A collaborative effort: This ambitious concept will require the collective support of industry and government, with a combined investment of $100 billion or more. It could also generate tens of thousands of new direct and indirect jobs, while also protecting current ones.

Up for the challenge: This is an enormous challenge, but one ExxonMobil is well-suited and eager to help lead, due to our long history and expertise in capturing CO2, our experience in subsurface reservoir management and our proven performance in safely developing and operating large-scale projects.

The Low Carbon Solutions team, whose leadership now includes President Joe Blommaert, Vice President of Strategy and Advocacy Erik Oswald, and Vice President of Business Development Guy Powell, will be leading ExxonMobil’s efforts to pursue this CCS Innovation Zone idea and garner the industry and government support needed to turn the concept into a reality.

What’s government’s role?

For a large, ambitious project like this one to succeed, it will require the “whole of government” approach the Administration of U.S. President Joe Biden has championed.

New policies are needed to spur the investment required to deploy CCS on a pace and scale to meet Paris Agreement goals. Government should establish a durable regulatory and legal environment and implement policies to enable CCS to receive direct investment and incentives. Establishing a market price on carbon will play an important part by providing the needed clarity and stability required to drive investment.

Stay tuned: Look out for more information on the Low Carbon Solutions business as its vision and strategy takes shape.

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Exxon Mobil Corporation (“ExxonMobil”) has filed a definitive proxy statement and form of associated BLUE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for ExxonMobil’s 2021 Annual Meeting (the “Proxy Statement”). ExxonMobil, its directors and certain of its executive officers will be participants in the solicitation of proxies from shareholders in respect of the 2021 Annual Meeting. Information regarding the names of ExxonMobil’s directors and executive officers and their respective interests in ExxonMobil by security holdings or otherwise is set forth in the Proxy Statement. To the extent holdings of such participants in ExxonMobil’s securities are not reported, or have changed since the amounts described, in the Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Details concerning the nominees of ExxonMobil’s Board of Directors for election at the 2021 Annual Meeting are included in the Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO AND ACCOMPANYING BLUE PROXY CARD, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors and shareholders can obtain a copy of the Proxy Statement and other relevant documents filed by ExxonMobil free of charge from the SEC’s website, www.sec.gov. ExxonMobil’s shareholders can also obtain, without charge, a copy of the Proxy Statement and other relevant filed documents by directing a request by mail to ExxonMobil Shareholder Services at 5959 Las Colinas Boulevard, Irving, Texas, 75039-2298 or at shareholderrelations@exxonmobil.com or from the investor relations section of ExxonMobil’s website, www.exxonmobil.com/investor.

Photo of Houston Ship Channel:

Inside ExxonMobil

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EM Linked In Post copy

Post copy: How can carbon capture and storage (#CCS) become a gamechanger for reducing Houston’s industrial emissions? We believe Houston is a prime location for advancing the concept of a CCS hub. Learn about this bold proposal featured in our @WSJ op-ed. [LINKS TO WSJ URL].

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“…America has a unique opportunity to spearhead a breakthrough approach to reducing carbon emissions. As the world’s leader in carbon capture and storage, ExxonMobil is eager to play our part…”

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Exxon Mobil Corporation (“ExxonMobil”) has filed a definitive proxy statement and form of associated BLUE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for ExxonMobil’s 2021 Annual Meeting (the “Proxy Statement”). ExxonMobil, its directors and certain of its executive officers will be participants in the solicitation of proxies from shareholders in respect of the 2021 Annual Meeting. Information regarding the names of ExxonMobil’s directors and executive officers and their respective interests in ExxonMobil by security holdings or otherwise is set forth in the Proxy Statement. To the extent holdings of such participants in ExxonMobil’s securities are not reported, or have changed since the amounts described, in the Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Details concerning the nominees of ExxonMobil’s Board of Directors for election at the 2021 Annual Meeting are included in the Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO AND ACCOMPANYING BLUE PROXY CARD, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors and shareholders can obtain a copy of the Proxy Statement and other relevant documents filed by ExxonMobil free of charge from the SEC’s website, www.sec.gov. ExxonMobil’s shareholders can also obtain, without charge, a copy of the Proxy Statement and other relevant filed documents by directing a request by mail to ExxonMobil Shareholder Services at 5959 Las Colinas Boulevard, Irving, Texas, 75039-2298 or at shareholderrelations@exxonmobil.com or from the investor relations section of ExxonMobil’s website, www.exxonmobil.com/investor

ENERGY FACTOR DIGITAL CONTENT

PERSPECTIVES BLOG (energyfactor.com)

Joe Blommaert

04.20.21

The promise of carbon capture and storage, and a Texas-sized call to action

ExxonMobil believes, and experts agree, that carbon capture and storage (CCS) will need to play a critical role if the United States and other countries are to meet the emissions-reduction goals outlined in the Paris Agreement.

CCS could enable the United States to safely capture and store hundreds of millions of metric tons of carbon dioxide (CO2) each year that otherwise would be released into the atmosphere. It’s one of the few proven technologies with the potential to significantly lower emissions from certain hard-to-decarbonize sectors, such as manufacturing and heavy industry.

The question is: How can CCS be deployed broadly to help reduce U.S. emissions more quickly?

For the past three years, ExxonMobil has been assessing the concept of multi-user CCS “hubs” in industrial areas located near geologic storage sites, such as depleted oil and gas reservoirs. We believe the time is right for a large-scale collaboration in the United States between government at every level, private industry, academia and local communities to create an “Innovation Zone” approach to dramatically accelerate CCS progress.

And we think Houston is the perfect place for such a concept.

Houston has two features that make it an ideal site for CCS: It has many large industrial emission sources, and it’s located near geologic formations in the Gulf of Mexico that could store large amounts of CO2 safely, securely and permanently. The U.S. Department of Energy estimates that storage capacity along the U.S. Gulf Coast is enough to hold 500 billion metric tons of CO2 — more than 130 years of the country’s total industrial and power generation emissions, based on 2018 data.

ExxonMobil believes the United States could establish a CCS Innovation Zone along the Houston Ship Channel and surrounding industrial areas with the potential to effectively capture all the CO2 emissions from the petrochemical, manufacturing and power generation facilities located there. The CO2 would be piped into natural geologic formations thousands of feet under the sea floor.

Big idea, big benefits

It would be a huge project, requiring the collective support of industry and government, with a combined estimated investment of $100 billion or more.

But the benefits could be equally big: Early projections indicate that if the appropriate policies were in place, infrastructure could be built in Houston to safely capture and permanently store about 50 million metric tons of CO2 annually by 2030. By 2040, it could be 100 million metric tons.

This concept could be a game-changer for deployment of CCS, benefitting not just Houston and its ambition to be carbon-neutral by 2050, but the United States as a whole. In addition to having the potential to effectively decarbonize one of the country’s largest sources of industrial emissions, the concept could generate tens of thousands of new jobs and protect thousands of existing jobs. Importantly, CCS also promises the potential of significant impact at lower societal costs compared to other emissions reduction technologies, especially for the manufacturing sector.

Lessons learned from this Houston CCS Innovation Zone could be replicated in other areas of the country where there are similar concentrations of industrial facilities located near suitable CO2 storage sites, such as in the Midwest or elsewhere along the U.S. Gulf Coast.

A collective effort, built on Houston’s history as an energy innovator

As the “Energy Capital of the World”, Houston is already the home to all kinds of energy innovation. The Houston area also is home to more than 12,000 ExxonMobil employees, including myself.

ExxonMobil is uniquely positioned to help advance this Houston CCS Innovation Zone concept. We’re the global leader in CCS, having cumulatively captured more anthropogenic CO2 around the world than anyone else. We also have extensive reservoir management expertise and decades of proven performance in safely building and operating large-scale projects.

But a concept as ambitious as a Houston CCS Innovation Zone will require a collective effort.

It will need collaboration among federal, state and local officials – the “whole of government” approach the Biden Administration has championed. It will need business support from across industries and community support. It will need government and private-sector funding, as well as enhanced regulatory and legal frameworks that enable investment and innovation. That’s why we envision a “zone” approach, similar to other public-private initiatives established to facilitate economic growth or tackle other broad societal challenges.

And today, one of the biggest challenges is reducing the risks of climate change while continuing to meet people’s need for affordable energy and the products they rely on every day.

The role of policy

We applaud President Biden’s decision to rejoin the Paris Agreement, a framework ExxonMobil has supported since its inception. We believe CCS should be a key part of the U.S. strategy for meeting its Paris goals and included as part of the administration’s upcoming Nationally Determined Contributions (NDC) submission. After all, the International Energy Agency has said, “reaching net-zero [emissions] will be virtually impossible” without CCS.

New policies are needed, however, to spur the investment required to deploy CCS on a pace and scale to meet Paris Agreement goals. Government should establish a durable regulatory and legal environment, and implement policies to enable CCS to receive direct investment and incentives similar to those available to other efforts to reduce emissions. Establishing a market price on carbon will play an important part by providing the needed clarity and stability required to drive investment.

Looking ahead

Meeting the goals of the Paris Agreement is a big challenge – requiring new technologies, new policies and new ways of thinking. A Houston CCS Innovation Zone could be a giant step in the right direction.

In the weeks, months and years to come, ExxonMobil will continue to engage with the industry, government, academic and community leaders who will be needed to make this concept a reality. I look forward to collaborating with them and helping reduce global CO2 emissions, starting right here in my adopted hometown of Houston.

Joe Blommaert is president of ExxonMobil Low Carbon Solutions.

Click HERE to learn more about ExxonMobil’s work in carbon capture and storage.

Statements of future events, conditions, plans, and objectives are forward looking statements. Actual future results, including plans and results of CCS projects, societal emission reductions, the development of CCS business opportunities and markets, and the outcome of technology development projects could differ materially due to a number of factors. These include changes in law, taxes or regulation, including environmental regulations; the ability to bring new technologies to commercial scale on a cost-competitive basis; development of policies and laws for carbon pricing and to support local, national and global markets for carbon capture and storage; the timely granting of government permits; political sanctions and international treaties; unexpected technological developments; general economic conditions, including the occurrence and duration of economic recessions; unforeseen technical or operating difficulties; and other factors discussed here, in Item 1A. Risk Factors in our Form 10-K for the year ended December 31, 2020 and under the heading “Factors Affecting Future Results” on the Investors page of our website at www.exxonmobil.com under the heading News & Resources. The forward-looking statements in this release are based on management’s good faith estimates, plans and objectives as of date of this release. We assume no duty to update these statements as of any future date.

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ExxonMobil believes the United States could establish a CCS Innovation Zone along the Houston Ship Channel and surrounding industrial areas with the potential to effectively capture all the CO2 emissions from the petrochemical, manufacturing and power generation facilities located there. The CO2 would be piped into natural geologic formations thousands of feet under the sea floor.

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Exxon Mobil Corporation (“ExxonMobil”) has filed a definitive proxy statement and form of associated BLUE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for ExxonMobil’s 2021 Annual Meeting (the “Proxy Statement”). ExxonMobil, its directors and certain of its executive officers will be participants in the solicitation of proxies from shareholders in respect of the 2021 Annual Meeting. Information regarding the names of ExxonMobil’s directors and executive officers and their respective interests in ExxonMobil by security holdings or otherwise is set forth in the Proxy Statement. To the extent holdings of such participants in ExxonMobil’s securities are not reported, or have changed since the amounts described, in the Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Details concerning the nominees of ExxonMobil’s Board of Directors for election at the 2021 Annual Meeting are included in the Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO AND ACCOMPANYING BLUE PROXY CARD, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors and shareholders can obtain a copy of the Proxy Statement and other relevant documents filed by ExxonMobil free of charge from the SEC’s website, www.sec.gov. ExxonMobil’s shareholders can also obtain, without charge, a copy of the Proxy Statement and other relevant filed documents by directing a request by mail to ExxonMobil Shareholder Services at 5959 Las Colinas Boulevard, Irving, Texas, 75039-2298 or at shareholderrelations@exxonmobil.com or from the investor relations section of ExxonMobil’s website, www.exxonmobil.com/investor.

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Post copy	Post Copy: How can carbon capture and storage be deployed broadly to help reduce U.S. emissions more quickly? Our Low Carbon Solutions president, Joe Blommaert, discusses why a CCS Innovation Zone concept could be a game- changer for reducing U.S. emissions. [LINKS TO BLOG]

Asset	“We believe the time is right for an “Innovation Zone” approach to dramatically accelerate carbon capture and storage progress. And we think Houston is the perfect place for such a concept.”

-Joe Blommaert, President of ExxonMobil Low Carbon Solutions

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Exxon Mobil Corporation (“ExxonMobil”) has filed a definitive proxy statement and form of associated BLUE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for ExxonMobil’s 2021 Annual Meeting (the “Proxy Statement”). ExxonMobil, its directors and certain of its executive officers will be participants in the solicitation of proxies from shareholders in respect of the 2021 Annual Meeting. Information regarding the names of ExxonMobil’s directors and executive officers and their respective interests in ExxonMobil by security holdings or otherwise is set forth in the Proxy Statement. To the extent holdings of such participants in ExxonMobil’s securities are not reported, or have changed since the amounts described, in the Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Details concerning the nominees of ExxonMobil’s Board of Directors for election at the 2021 Annual Meeting are included in the Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO AND ACCOMPANYING BLUE PROXY CARD, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors and shareholders can obtain a copy of the Proxy Statement and other relevant documents filed by ExxonMobil free of charge from the SEC’s website, www.sec.gov. ExxonMobil’s shareholders can also obtain, without charge, a copy of the Proxy Statement and other relevant filed documents by directing a request by mail to ExxonMobil Shareholder Services at 5959 Las Colinas Boulevard, Irving, Texas, 75039-2298 or at shareholderrelations@exxonmobil.com or from the investor relations section of ExxonMobil’s website, www.exxonmobil.com/investor.

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Joe Blommaert LinkedIn Personal Profile	@ExxonMobil Low Carbon Solutions is looking for opportunities to implement carbon capture and storage (#CCS) technology. We want to deploy CCS in places where it could have a significant impact on CO2 emissions – and I’m excited that we see tremendous potential in my adopted hometown, Houston. Check out my piece outlining why a CCS hub in Houston could be a blueprint for projects in the country. [LINK TO EF BLOG] #Houston #energy

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[OMNIPRESENT] -Joe Blommaert, President of ExxonMobil Low Carbon Solutions

“We believe the time is right for an “Innovation Zone” approach to dramatically accelerate carbon capture and storage progress. And we think Houston is the perfect place for such a concept.”

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Linda DuCharme LinkedIn Personal Profile

Exciting news from @Joe Blommaert, the President of @ExxonMobil Low Carbon Solutions, our new business that’s developing a concept to decarbonize the industrial area in and surrounding the Houston Ship Channel with a large-scale carbon capture and storage (CCS) project. Houston is an ideal location for this important effort, one that is a critical piece in the fight against climate change.

Equally impressive is the impact a project of this size could have on the greater Houston area. The proposed “Houston Innovation Zone” could protect current and generate thousands of new jobs, and reduce emissions at low to no cost. As the center of the O&G industry in the U.S., Houston is perfectly poised to serve as the site for this kind of transformative project. It’s also a win for ExxonMobil’s own talented people, from my colleagues @Erik Oswald and Joe Blommaert to the scores of researchers and scientists working on both the capture and sequestration side of the technology.

This is a great initiative that not only promotes an essential emissions-reducing technology but also positively impacts my city, Houston. I encourage you to read more from Joe: [LINK TO EF BLOG]

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[OMNIPRESENT] -Joe Blommaert, President of ExxonMobil Low Carbon Solutions

“We believe the time is right for an “Innovation Zone” approach to dramatically accelerate carbon capture and storage progress. And we think Houston is the perfect place for such a concept.”

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ExxonMobil Europe Showcase Linkedin

Learn more about this exciting proposal regarding the advancement of our #CCS technology [re-link to EM Corporate post]

https://www.linkedin.com/posts/exxonmobil_reducing-carbon-emissions-activity-6790070936340049920-Bl2B

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[OMNIPRESENT] -Joe Blommaert, President of ExxonMobil Low Carbon Solutions

“We believe the time is right for an “Innovation Zone” approach to dramatically accelerate carbon capture and storage progress. And we think Houston is the perfect place for such a concept.”

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ExxonMobil EU Twitter	Learn more about this exciting proposal regarding the advancement of our #CCS technology https://twitter.com/exxonmobil/status/1384305432781484033?s=20

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Philippe Ducom LinkedIn Personal Profile	#CCS is one of the excellent technologies that is helping to reduce emissions globally. It’s great to see another fantastic proposal from the business to advance our work in this area. Read more in the article below, and through #EnergyFactor here: [LINK TO EF BLOG]
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[OMNIPRESENT] -Joe Blommaert, President of ExxonMobil Low Carbon Solutions

“We believe the time is right for an “Innovation Zone” approach to dramatically accelerate carbon capture and storage progress. And we think Houston is the perfect place for such a concept.”

LOGO

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ENERGY FACTOR DIGITAL CONTENT (energyfactor.com)

Charting a bold concept for a lower-carbon future

04.21.21

As the world marks Earth Day on April 22, government leaders from dozens of countries will meet at the virtual Leaders Summit on Climate that President Biden is convening. The conference will highlight the United States’ return to the Paris Agreement and seek to galvanize global efforts to tackle climate change.

Charting a pathway to a lower-carbon future envisioned in the Paris Agreement requires bold thinking and large-scale solutions where governments, academia and businesses work together. ExxonMobil, a supporter of the Paris Agreement since its inception, recently offered an approach focused on reducing CO2 emissions at unparalleled levels of scale and impact from one of the busiest industrial corridors in the country.

A Texas-sized proposal for reducing carbon emissions

Key themes of the two-day summit include spurring technologies that can help reduce emissions, while also creating economic opportunities.

For the past three years, ExxonMobil has been assessing the potential of carbon capture and storage (CCS) deployment in major industrial “hubs” located near safe geological formations that can store CO2. One region emerged as a frontrunner: Houston. Home to the second-busiest port in the United States, Houston is ideally suited for building CCS infrastructure at scale.

That’s why ExxonMobil’s Low Carbon Solutions business has introduced the concept of a Houston Ship Channel CCS Innovation Zone, a bold initiative to bring together governments, private sector and others to advance the policies and investments required for large-scale CCS deployment.

Fully developed, this concept has the potential to capture about 100 million metric tons of CO2 emissions annually by 2040, effectively offsetting one of the country’s largest sources of industrial CO2 emissions. It could also protect and create thousands of jobs, while drastically accelerating U.S. emission-reduction efforts and providing substantial progress toward the country’s lower-carbon aspirations. For comparison, currently, the U.S. captures around 13 million metric tons of CO2 emissions per year – more than half of which is captured by ExxonMobil.

Specifically, the collaborative effort would transport CO2 captured at industrial sites for safe and permanent storage in dedicated sub-surface geologic formations deep under the Gulf of Mexico. According to the U.S. Department of Energy, the U.S. Gulf Coast has a projected capacity large enough to safely and permanently store about 500 billion metric tons of CO2.

“A whole of government” approach: Given its proposed scale, the Houston Ship Channel CCS Innovation Zone concept would require the support of multiple stakeholders, including academia, businesses and all levels of government. The concept could help accelerate funding from a variety of sources and facilitate the implementation of the policy and regulatory landscape needed to jumpstart and sustain such an initiative.

One such policy ExxonMobil has long encouraged is a price on carbon emissions. Establishing a market price on carbon will play an important part by providing the needed clarity and stability required to drive investment. Government could also establish a durable regulatory and legal environment and implement policies to enable CCS to receive direct investment and incentives similar to those available to other efforts to reduce emissions.

Why CCS?: While technologies like wind and solar will continue to play important roles in reducing emissions, CCS also offers a significant impact, particularly in the power generation and manufacturing sectors. As recently as last fall, the International Energy Agency said “reaching net-zero [emissions] will be virtually impossible” without it. President Biden has also talked about the importance of accelerating CCS growth as an approach that could benefit the economy and the environment.

ExxonMobil’s CCS portfolio also encompasses ongoing research work streams, including collaborations with five energy centers at leading research universities and the U.S. National Labs. The company has more than 30 years of experience capturing carbon and owns about one-fifth of global CO2 capture capacity.

Why this matters: The goals of the Paris Agreement cannot be achieved without reducing emissions across the power generation, industrial and commercial transportation sectors. Power generation and heavy industry account for nearly 70 percent of all global energy-related emissions, and CCS is one of the few proven technologies that could lower emissions in both of these sectors. The prospect of bringing together public and private entities to collectively utilize CCS technology to significantly reduce the industrial emissions in a major U.S. city offers tremendous promise and opportunity.

The Houston Ship Channel CCS Innovation Zone concept would be an ambitious undertaking. Its success could provide a potential blueprint to help decarbonize other high-emission areas in the United States and could become a significant component of the country’s overall contribution toward the goal of a lower-carbon energy future.

Statements of future events, conditions, plans, and objectives are forward looking statements. Actual future results, including plans and results of CCS projects, societal emission reductions, the development of CCS business opportunities and markets, and the outcome of technology development projects could differ materially due to a number of factors. These include changes in law, taxes or regulation, including environmental regulations; the ability to bring new technologies to commercial scale on a cost-competitive basis; development of policies and laws for carbon pricing and to support local, national and global markets for carbon capture and storage; the timely granting of government permits; political sanctions and international treaties; unexpected technological developments; general economic conditions, including the occurrence and duration of economic recessions; unforeseen technical or operating difficulties; and other factors discussed here, in Item 1A. Risk Factors in our Form 10-K for the year ended December 31, 2020 and under the heading “Factors Affecting Future Results” on the Investors page of our website at www.exxonmobil.com under the heading News & Resources. The forward-looking statements in this release are based on management’s good faith estimates, plans and objectives as of date of this release. We assume no duty to update these statements as of any future date.

ENERGY FACTOR SUBSCRIBER NEWSLETTERCOPY

ExxonMobil’s new Low Carbon Solutions business is proposing a concept to help accelerate emissions-reductions from a heavy industrial area around the Houston Ship Channel with large-scale carbon capture and storage. Find out more about this concept and why it matters.

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Important Additional Information Regarding Proxy Solicitation

Exxon Mobil Corporation (“ExxonMobil”) has filed a definitive proxy statement and form of associated BLUE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for ExxonMobil’s 2021 Annual Meeting (the “Proxy Statement”). ExxonMobil, its directors and certain of its executive officers will be participants in the solicitation of proxies from shareholders in respect of the 2021 Annual Meeting. Information regarding the names of ExxonMobil’s directors and executive officers and their respective interests in ExxonMobil by security holdings or otherwise is set forth in the Proxy Statement. To the extent holdings of such participants in ExxonMobil’s securities are not reported, or have changed since the amounts described, in the Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Details concerning the nominees of ExxonMobil’s Board of Directors for election at the 2021 Annual Meeting are included in the Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO AND ACCOMPANYING BLUE PROXY CARD, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors and shareholders can obtain a copy of the Proxy Statement and other relevant documents filed by ExxonMobil free of charge from the SEC’s website, www.sec.gov. ExxonMobil’s shareholders can also obtain, without charge, a copy of the Proxy Statement and other relevant filed documents by directing a request by mail to ExxonMobil Shareholder Services at 5959 Las Colinas Boulevard, Irving, Texas, 75039-2298 or at shareholderrelations@exxonmobil.com or from the investor relations section of ExxonMobil’s website, www.exxonmobil.com/investor.

Post copy	A: Could we help reduce emissions in a major industrial manufacturing corridor? We think it’s possible, and carbon capture and storage will play a key role. We’re proposing a novel concept, starting with the Houston Ship Channel. Learn what CCS can do: [LINK TO EF]

B: Could we help reduce emissions a major industrial region? Carbon capture and storage will play an important role in meeting the goal of a lower-carbon future. We’re proposing a concept to help reduce CO2 emissions from one of the world’s busiest industrial corridors:
the Houston Ship Channel.

Asset	CARD 1:

A Texas-sized plan

to help reduce emissions in heavy industry:

CARD 2:

The Houston carbon capture and storage hub

could remove as much as 100M tons of carbon annually by 2040

CARD 3:

and store it beneath the Gulf of Mexico

CARD 4 :

PROXY DISCLAIMER

Proxy Disclaimer:

Important Additional Information Regarding Proxy Solicitation

Exxon Mobil Corporation (“ExxonMobil”) has filed a definitive proxy statement and form of associated BLUE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for ExxonMobil’s 2021 Annual Meeting (the “Proxy Statement”). ExxonMobil, its directors and certain of its executive officers will be participants in the solicitation of proxies from shareholders in respect of the 2021 Annual Meeting. Information regarding the names of ExxonMobil’s directors and executive officers and their respective interests in ExxonMobil by security holdings or otherwise is set forth in the Proxy Statement. To the extent holdings of such participants in ExxonMobil’s securities are not reported, or have changed since the amounts described, in the Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Details concerning the nominees of ExxonMobil’s Board of Directors for election at the 2021 Annual Meeting are included in the Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT

DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO AND ACCOMPANYING BLUE PROXY CARD, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors and shareholders can obtain a copy of the Proxy Statement and other relevant documents filed by ExxonMobil free of charge from the SEC’s website, www.sec.gov. ExxonMobil’s shareholders can also obtain, without charge, a copy of the Proxy Statement and other relevant filed documents by directing a request by mail to ExxonMobil Shareholder Services at 5959 Las Colinas Boulevard, Irving, Texas, 75039-2298 or at shareholderrelations@exxonmobil.com or from the investor relations section of ExxonMobil’s website, www.exxonmobil.com/investor.

INFORGRAPHIC

Copy/Supers

A bold plan to capture and store CO2

When it comes to helping the U.S. meet its emissions-reduction goals, ExxonMobil is thinking big. That’s why it’s proposing an ambitious carbon capture and storage concept that has the potential to capture 100 million metric tons of CO2 annually by 2040. This CCS hub along the Houston Ship Channel, one of the most active U.S. industrial corridors, has the potential to capture effectively all the emissions from local petrochemical, manufacturing and power generation facilities located there and store them in geologic formations underneath the Gulf of Mexico

Depth: Thousands of feet below the sea floor

Impermeable cap rock:

Seals in the CO2 safely, securely and permanently

CALLOUTS:

POWER GENERATION

MANUFACTURING

REFINERIES AND CHEMICAL PLANTS

GULF OF MEXICO

TEXAS (Houston map dot)

UNDERGROUND STORAGE RESERVOIR

FOR ILLUSTRATIVE PURPOSES ONLY; NOT DRAWN TO SCALE

To learn more about this concept, see energyfactor.com/houston-ccs-hub

Proxy Disclaimer:

Important Additional Information Regarding Proxy Solicitation

Exxon Mobil Corporation (“ExxonMobil”) has filed a definitive proxy statement and form of associated BLUE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for ExxonMobil’s 2021 Annual Meeting (the “Proxy Statement”). ExxonMobil, its directors and certain of its executive officers will be participants in the solicitation of proxies from shareholders in respect of the 2021 Annual Meeting. Information regarding the names of ExxonMobil’s directors and executive officers and their respective interests in ExxonMobil by security holdings or otherwise is set forth in the Proxy Statement. To the extent holdings of such participants in ExxonMobil’s securities are not reported, or have changed since the amounts described, in the Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Details concerning the nominees of ExxonMobil’s Board of Directors for election at the 2021 Annual Meeting are included in the Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO AND ACCOMPANYING BLUE PROXY CARD, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors and shareholders can obtain a copy of the Proxy Statement and other relevant documents filed by ExxonMobil free of charge from the SEC’s website, www.sec.gov. ExxonMobil’s shareholders can also obtain, without charge, a copy of the Proxy Statement and other relevant filed documents by directing a request by mail to ExxonMobil Shareholder Services at 5959 Las Colinas Boulevard, Irving, Texas, 75039-2298 or at shareholderrelations@exxonmobil.com or from the investor relations section of ExxonMobil’s website, www.exxonmobil.com/investor.

INFOGRAPHIC
Copy/Supers

For a lower-carbon future in Houston, carbon capture and storage could be a game changer 2019*

13M metric tons of CO2 captured in the U.S.

~7x increase

2040

100M potential metric tons of CO2 captured by the Houston CCS Hub (estimated)

2019

13M metric tons of CO2 captured in the U.S.

See more about this concept at energyfactor.com/houston-ccs-hub *Global CCS Institute

LOGO

Important Additional Information Regarding Proxy Solicitation

Exxon Mobil Corporation (“ExxonMobil”) has filed a definitive proxy statement and form of associated BLUE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for ExxonMobil’s 2021 Annual Meeting (the “Proxy Statement”). ExxonMobil, its directors and certain of its executive officers will be participants in the solicitation of proxies from shareholders in respect of the 2021 Annual Meeting. Information regarding the names of ExxonMobil’s directors and executive officers and their respective interests in ExxonMobil by security holdings or otherwise is set forth in the Proxy Statement. To the extent holdings of such participants in ExxonMobil’s securities are not reported, or have changed since the amounts described, in the Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Details concerning the nominees of ExxonMobil’s Board of Directors for election at the 2021

Annual Meeting are included in the Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO AND ACCOMPANYING BLUE PROXY CARD, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors and shareholders can obtain a copy of the Proxy Statement and other relevant documents filed by ExxonMobil free of charge from the SEC’s website, www.sec.gov. ExxonMobil’s shareholders can also obtain, without charge, a copy of the Proxy Statement and other relevant filed documents by directing a request by mail to ExxonMobil Shareholder Services at 5959 Las Colinas Boulevard, Irving, Texas, 75039-2298 or at shareholderrelations@exxonmobil.com or from the investor relations section of ExxonMobil’s website, www.exxonmobil.com/investor.

DIGITAL CONTENT Drives back to J. Blommaert Perspectives Blog

In-feed Ads

HEADLINE (40 characters) A Texas-sized call to reduce emissions

DESCRIPTION (30 characters) Our bold new CCS concept

POST COPY (125 characters) By 2040, a proposed CCS hub could effectively offset one of the country’s largest sources of industrial emissions.

Newsletter Lead Gen Images (3-5)

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Post Copy (Max 125 Characters): President of ExxonMobil’s Low Carbon Solutions, discusses the emission-reduction potential of the Houston CCS concept.

In-Feed Link Description (Max 30 Characters): Our CO2 capture and storage concept

Headline (Max 40 characters): A proposal to reduce emissions

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Headline (60 Characters): A Texas-sized concept to reduce emissions

Description (250 Characters Max): Joe Blommaert, president of ExxonMobil’s Low Carbon Solutions, discusses the potential of the proposed

Houston CCS hub to reduce industrial emissions. It has the potential to capture and store about 100 million metric tons of CO2 annually by 2040.

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Headline/CTA 1 (40 Characters max): A Texas-sized call to reduce emissions

Description 1 (90 Char. max): Joe Blommaert on emissions reduction potential. Read more in our newsletter.

Headline/CTA 2 (40 Characters max): A collective effort to capture carbon Description 2 (90 Char. max): Scaling CCS is a shared effort. Read our proposal.

Headline/CTA 3 (40 Characters max): A new concept for Houston

Description 3 (90 Char. max): CCS at scale is a solution for industrial emissions. See our bold proposal.

Native headlines (35-45 characters)	1. ExxonMobil’s bold carbon capture concept 2. ExxonMobil is proposing a bold plan

MSAN

Short Headline (Max 25 Characters): Industrial carbon capture

Long Headline (Max 90 Characters): A carbon capture and storage hub for an industrial corridor

Ad Text (90 Characters): ExxonMobil is proposing a bold plan to advance a carbon capture and storage hub.

Discovery Ads

Headlines [40 characters each]:

1. A Texas-sized concept

2. A call to create a carbon capture hub

4. A Houston hub to capture carbon

Description [90 characters each]:

1. A lower carbon world needs large-scale carbon capture

2. A large-scale proposal to capture CO2 could start at the Houston Ship Channel

3. A Houston concept for capturing carbon could create blueprint for the world

4. ExxonMobil envisions a bold plan to offset emissions from a major industrial corridor

Important Additional Information Regarding Proxy Solicitation

Exxon Mobil Corporation (“ExxonMobil”) has filed a definitive proxy statement and form of associated BLUE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for ExxonMobil’s 2021 Annual Meeting (the “Proxy Statement”). ExxonMobil, its directors and certain of its executive officers will be participants in the solicitation of proxies from shareholders in respect of the 2021 Annual Meeting. Information regarding the names of ExxonMobil’s directors and executive officers and their respective interests in ExxonMobil by security holdings or otherwise is set forth in the Proxy Statement. To the extent holdings of such participants in ExxonMobil’s securities are not reported, or have changed since the amounts described, in the Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in

Ownership on Form 4 filed with the SEC. Details concerning the nominees of ExxonMobil’s Board of Directors for election at the 2021 Annual Meeting are included in the Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO AND ACCOMPANYING BLUE PROXY CARD, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors and shareholders can obtain a copy of the Proxy Statement and other relevant documents filed by ExxonMobil free of charge from the SEC’s website, www.sec.gov. ExxonMobil’s shareholders can also obtain, without charge, a copy of the Proxy Statement and other relevant filed documents by directing a request by mail to ExxonMobil Shareholder Services at 5959 Las Colinas Boulevard, Irving, Texas, 75039-2298 or at shareholderrelations@exxonmobil.com or from the investor relations section of ExxonMobil’s website, www.exxonmobil.com/investor.

Carbon Capture and Storage (CCS)

Houston Ship Channel CCS Hub concept

What is carbon capture and storage (CCS)?

•	CCS is the process of capturing carbon dioxide (CO2) emissions that would otherwise be released into the atmosphere and storing them safely and permanently in underground geologic formations.

•

The International Energy Agency and others agree that a broad deployment of CCS will be needed to meet the Paris Agreement’s goals, because CCS is one of the few proven technologies with the potential to significantly reduce emissions from hard-to-decarbonize sectors, such as manufacturing and heavy industry.

•	The International Energy Agency has said, “reaching net-zero [emissions] will be virtually impossible” without CCS.

What is ExxonMobil’s new CCS concept?

•

For the past three years, ExxonMobil has been assessing the concept of multi-user CCS “hubs” in industrial areas located near geologic formations that could be used to safely, securely and permanently store CO2.

•

We believe the time is right for a large-scale collaboration in the U.S. between governments at every level, private industry, academia and local communities to create an “Innovation Zone” approach that could facilitate the creation of such hubs.

•

A CCS Innovation Zone could bring together government incentives and private-sector investment, along with new policies and regulations to encourage deployment; enable the safe collection, storage and transport of the CO2; and secure vital community support.

•	We believe the U.S. could establish a CCS Innovation Zone along the Houston Ship Channel and surrounding industrial areas.

Why Houston?

•

Houston is an ideal location for large-scale CCS: It has many industrial emission sources, and it’s near geologic formations in the Gulf of Mexico that could store large amounts of CO2 safely, securely and permanently. The U.S. Department of Energy estimates that storage capacity along the U.S. Gulf Coast is about 500 billion metric tons of CO2 – more than 130 years of the country’s total industrial and power generation emissions, based on 2018 data.

How much CO2 could this Houston CCS concept save?

•

Early projections indicate if the appropriate policies were in place, infrastructure could be built in Houston to safely capture and permanently store about 50 million metric tons of CO2 annually by 2030 and 100 million metric tons by 2040 – effectively all the CO2 emissions from the petrochemical, manufacturing and electricity generation facilities in that area.

•

Capturing 100 million metric tons of CO2 is equal to taking 20 million cars off the road (1/12 of the U.S. fleet). It is also equal to the CO2 sequestered by about 120 million acres of forest – an area larger than the state of California.

•	Collectively, the world has captured nearly 300 million metric tons of CO2 over the past 50 years. This Houston CCS concept has the potential to capture a third of that amount every year by 2040.

(continues)

Are there other benefits besides emissions-reduction?

•

In addition to having the potential to effectively decarbonize one of the country’s largest sources of industrial emissions, the creation of a Houston CCS hub could generate tens of thousands of new U.S. jobs and protect thousands of existing jobs.

•

It could also help Houston meet its ambition to be carbon-neutral by 2050. Lessons learned could be replicated in other areas of the U.S. where there are similar concentrations of industrial facilities located near suitable CO2 storage sites, such as in the Midwest or elsewhere along the U.S. Gulf Coast.

What would it cost?

•	The concept would require the collective support of industry and government, with a combined estimated investment of $100 billion or more.

•	CCS also has potential to reduce emissions at a lower societal cost compared to other technologies, especially in the manufacturing sector.

What is ExxonMobil’s role?

•

ExxonMobil is well suited and eager to play our part in the collaborative effort to advance this challenging, complex concept, in collaboration with other industry participants, governments, academia and others.

•

ExxonMobil is the global leader in CCS, having cumulatively captured more anthropogenic CO2 around the world than anyone else, and we are assessing several other CCS opportunities. We also have extensive reservoir management expertise and decades of proven performance in safely building and operating large-scale projects.

What is government’s role?

•

We applaud President Biden’s decision to rejoin the Paris Agreement, a framework ExxonMobil has supported since its inception. We believe CCS should be a key part of the U.S. strategy for meeting its emissions goals.

•	Widespread deployment of CCS technology at a commercial scale will require sufficient government support, including financial incentives and a policy and regulatory framework that would:

•	Allow CO2 captured from any source to be stored offshore;

•	Include a mechanism to de-risk the long-term liability obligations for stored CO2;

•	Provide reasonable standards to ensure safe, reliable and permanent CO2 storage;

•	Allow for fit-for-purpose CO2 injection well-design standards;

•	Provide legal certainty for pore space ownership;

•	Ensure a streamlined permitting process for CCS facilities; and

•	Provide access to CO2 storage capacity owned or controlled by governments.

•	ExxonMobil supports policies that provide a predictable price on carbon emissions, which would enable companies to evaluate the long-term commercial viability of new or expanded CCS investments.

Is CCS safe?

•	Decades of research confirms the U.S. Gulf Coast is a safe place to store CO2.

•	The CO2 this Houston CCS concept could capture would be stored offshore thousands of feet below the seabed; a thick layer of seal rock would prevent CO2 from escaping.

•	ExxonMobil has decades of experience in the safe operation of world-scale projects. Cutting-edge technologies would be used to design safe CO2 storage projects and take corrective actions if needed.

(continues)

Important Additional Information Regarding Proxy Solicitation

Exxon Mobil Corporation (“ExxonMobil”) has filed a definitive proxy statement and form of associated BLUE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for ExxonMobil’s 2021 Annual Meeting (the “Proxy Statement”). ExxonMobil, its directors and certain of its executive officers will be participants in the solicitation of proxies from shareholders in respect of the 2021 Annual Meeting. Information regarding the names of ExxonMobil’s directors and executive officers and their respective interests in ExxonMobil by security holdings or otherwise is set forth in the Proxy Statement. To the extent holdings of such participants in ExxonMobil’s securities are not reported, or have changed since the amounts described, in the Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Details concerning the nominees of ExxonMobil’s Board of Directors for election at the 2021 Annual Meeting are included in the Proxy Statement.

BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO AND ACCOMPANYING BLUE PROXY CARD, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors and shareholders can obtain a copy of the Proxy Statement and other relevant documents filed by ExxonMobil free of charge from the SEC’s website, www.sec.gov. ExxonMobil’s shareholders can also obtain, without charge, a copy of the Proxy Statement and other relevant filed documents by directing a request by mail to ExxonMobil Shareholder Services at 5959 Las Colinas Boulevard, Irving, Texas, 75039-2298 or at shareholderrelations@exxonmobil.com or from the investor relations section of ExxonMobil’s website, www.exxonmobil.com/investor.